Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

NOTE 9—Income Taxes

        Income tax expense (benefit) applicable to continuing operations consists of the following (in thousands):

	For the years ended December 31,
	2011			2010			2009
	Current	Deferred	Total	Current	Deferred	Total	Current	Deferred	Total
Federal	$37,307	$80,701	$118,008	$77,400	$75,579	$152,979	$3,423	$35,515	$38,938
State	6,226	3,108	9,333	27,597	7,595	35,192	9,683	(6,477)	3,206
Foreign	20,889	(17,006)	3,883	—	—	—	—	—	—

Total	$64,422	$66,803	$131,225	$104,997	$83,174	$188,171	$13,106	$29,038	$42,144

        The foreign provision for income taxes is based on foreign pretax earnings of $84.0 million in 2011. The Company did not have foreign operations in 2010 and 2009. The Company records a provision for income taxes on amounts that may be repatriated but not on undistributed foreign earnings of the Company's foreign subsidiaries that are intended to be indefinitely reinvested in operations outside of the United States. As of December 31, 2011, United States income taxes have not been provided on the cumulative earnings of foreign subsidiaries considered to be indefinitely reinvested in operations outside of the United States.

        Deferred tax assets and liabilities reflect the effects of tax losses, credits, and the future income tax effects of temporary differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

        As of December 31, 2011 and December 31, 2010, the significant components of the Company's deferred income tax assets and liabilities were (in thousands):

	December 31,
	2011	2010
Deferred income tax assets:
Net operating loss and credit carryforwards	$56,970	$31,578
Accrued expenses	18,773	17,367
Contingent interest	36,441	33,515
Postretirement benefits other than pensions	219,399	183,711
Pension obligations	20,229	22,071
Other	31,760	29,476

Total deferred tax assets	383,572	317,718
Less: valuation allowance for deferred tax assets	(1,729)	(1,549)

Net deferred income tax asset	381,843	316,169

Deferred income tax liabilities:
Prepaid expenses	(11,915)	(10,181)
B.C. minerals tax	(263,422)	—
Property, plant and equipment	(965,463)	(94,097)

Total deferred income tax liabilities	(1,240,800)	(104,278)

Net deferred income tax (liability) asset	$(858,957)	$211,891

Deferred income taxes are classified as follows:
Current deferred income tax asset	$61,079	$62,371
Noncurrent deferred income tax asset	109,300	149,520
Noncurrent deferred income tax liability, net	(1,029,336)	—

Net deferred tax (liability) asset	$(858,957)	$211,891

        At December 31, 2011, approximately $41.0 million of federal net operating losses ("NOLs") and $71.6 million of state tax NOLs were available. The NOLs primarily expire between 2025 and 2031. We believe the U.S. operations will have sufficient taxable income to utilize the domestic NOLs prior to expiration.

        At December 31, 2011, approximately $161.9 million of non-U.S. NOLs were available. Canadian NOLs of $121.5 million will expire between 2025 and 2031. U.K. NOLs of $40.4 million have an indefinite carryforward period. As of December 31, 2011 we had valuation allowances totaling $1.7 million primarily for non-U.S. capital loss carry forwards not expected to provide future tax benefits.

        The income tax expense (benefit) at the Company's effective tax rate differed from the U.S. statutory rate of 35% as follows (in thousands):

	For the years ended December 31,
	2011	2010	2009
Income from continuing operations before income tax expense	$494,823	$577,596	$183,994

Tax expense at statutory tax rate of 35%	$173,188	$202,159	$64,398
Effect of:
Excess depletion benefit	(32,370)	(31,572)	(18,693)
Impact of foreign taxes	(36,545)	—	—
B.C. minerals tax	11,954	—	—
State and local income tax, net of federal effect	7,394	26,134	2,158
U.S. domestic production activities benefit	(5,583)	(3,871)	—
Acquisition costs	8,078	—	—
Other	5,109	(4,679)	(5,719)

Tax expense recognized	$131,225	$188,171	$42,144

        Our effective tax rate for 2011 declined from 2010 due primarily to certain undistributed foreign earnings for which U.S. taxes are not provided because such earnings are intended to be indefinitely reinvested outside of the U.S. The effective tax rate was also impacted by certain foreign taxes, including the British Columbia, Canada minerals tax, which were not applicable to the Company in 2010.

        The Company's income taxes payable have been reduced by the tax benefits from employee stock plan awards. For stock options, the Company receives an income tax benefit calculated as the difference between the fair market value of the stock issued at the time of the exercise and the option price, tax effected. For restricted stock units, the Company receives an income tax benefit upon the award's vesting equal to the tax effect of the underlying stock's fair market value. The Company had net excess tax benefits from equity awards of $23.6 million, $16.8 million, and $6.8 million in 2011, 2010, and 2009, respectively.

        The Company files income tax returns in the U.S., Canada, UK, Australia and in various state, provincial and local jurisdictions which are routinely examined by tax authorities in these jurisdictions. The statute of limitations related to the U.S. consolidated federal income tax return is closed for the years prior to August 31, 1983 and for the years ended May 31, 1997, 1998 and 1999. The impact of any U.S. federal changes for these years on state income taxes remains subject to examination for a period up to five years after formal notification to the states. The Company generally remains subject to income tax in various states for prior periods ranging from three to eleven years depending on jurisdiction. In our major non-U.S. jurisdictions, tax years are typically subject to examination for three to six years.

        On December 27, 1989, the Company and most of its U.S. subsidiaries each filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Proceedings") in the United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the "Bankruptcy Court"). The Company emerged from bankruptcy on March 17, 1995 (the "Effective Date") pursuant to the Amended Joint Plan of Reorganization dated as of December 9, 1994, as modified on March 1, 1995 (as so modified the "Consensual Plan"). Despite the confirmation and effectiveness of the Consensual Plan, the Bankruptcy Court continues to have jurisdiction over, among other things, the resolution of disputed prepetition claims against the Company and other matters that may arise in connection with or related to the Consensual Plan, including claims related to federal income taxes.

        In connection with the U.S. Bankruptcy Proceedings, the Internal Revenue Service ("IRS") filed a proof of claim in the Bankruptcy Court (the "Proof of Claim") for a substantial amount of taxes, interest and penalties with respect to fiscal years ended August 31, 1983 through May 31, 1994. The Company filed an adversary proceeding in the Bankruptcy Court disputing the Proof of Claim (the "Adversary Proceeding") and the various issues have been litigated in the Bankruptcy Court. An opinion was issued by the Bankruptcy Court in June 2010 as to the remaining disputed issues. The Bankruptcy Court instructed both parties to submit a proposed final order addressing all issues that have been litigated for the tax years 1983 through 1995 in the Adversary Proceeding by late August 2010. At the request of both parties, the Bankruptcy Court granted an extension of time of 90 days from the initial submission date to submit the proposed final order. Additional extensions of time to submit the proposed final order were granted in November 2010, February 2011, May 2011 and September 2011. At the request of both parties, in January 2012 the Bankruptcy Court granted an additional extension of time until May 10, 2012 to submit the proposed final order.

        The amounts initially asserted by the Proof of Claim do not reflect the subsequent resolution of various issues through settlements or concessions by the parties. The Company believes that any financial exposure with respect to those issues that have not been resolved or settled in the Proof of Claim is limited to interest and possible penalties and the amount of tax assessed has been offset by tax reductions in future years. All of the issues in the Proof of Claim, which have not been settled or conceded, have been litigated before the Bankruptcy Court and are subject to appeal but only at the conclusion of the entire Adversary Proceeding.

        The Company believes that those portions of the Proof of Claim, which remain in dispute or are subject to appeal, substantially overstate the amount of taxes allegedly owed. However, because of the complexity of the issues presented and the uncertainties associated with litigation, the Company is unable to predict the ultimate outcome of the Adversary Proceeding.

        The IRS completed its audit of the Company's federal income tax returns for the years ended May 31, 2000 through December 31, 2005. The IRS issued 30-Day Letters to the Company in June 2010, proposing changes to tax for these tax years. The Company filed a formal protest with the IRS within the prescribed 30-day time limit for those issues which have not been previously settled or conceded. The IRS filed a rebuttal to the Company's formal protest and the case was assigned to the Appeals Division of the IRS. The Appeals Division convened a hearing on March 8, 2011 and heard arguments from both parties as to issues not settled or conceded for the 2000 through 2005 audit period. At this time, no final resolution has been reached with the Appeals Division pertaining to these matters. The disputed issues in this audit period are similar to the issues remaining in the Proof of Claim and consequently, should the IRS prevail on its positions, the Company believes its financial exposure is limited to interest and possible penalties.

        The IRS is conducting an audit of the Company's income tax returns filed for 2006 through 2008. Since the IRS examination is ongoing, any resulting tax deficiency or overpayment cannot be estimated at this time. The Company expects the current IRS exam to conclude during 2012. During the next year, the statute of limitations for assessing additional income tax deficiencies will expire for certain tax years in several state tax jurisdictions. The expiration of the statute of limitations for these years is expected to have an immaterial impact on the total uncertain income tax positions and net income.

        The Company believes that all of its current and prior tax filing positions have substantial merit and intends to defend vigorously any tax claims asserted. The Company believes that it has sufficient accruals to address any claims, including interest and penalties, and as a result, believes that any potential difference between actual losses and costs incurred and the amounts accrued would be immaterial.

        A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows (in thousands):

	December 31,
	2011	2010
Gross unrecognized tax benefits at beginning of year	$39,191	$34,300
Increases for tax positions taken in prior years	31,704	5,216
Increases in tax positions for the current year	23,169	—
Decreases for changes in temporary differences	(1,306)	(325)

Gross unrecognized tax benefits at end of year	$92,758	$39,191

        The total amount of net unrecognized tax benefits that, if recognized, would affect the effective tax rate totaled $92.1 million and $37.3 million at December 31, 2011 and 2010, respectively. The Company recognizes interest expense and penalties related to unrecognized tax benefits in interest expense and selling, general and administrative expenses, respectively.

        For the years ended December 31, 2011, 2010 and 2009, interest expense includes $7.2 million, $5.6 million and $7.4 million, respectively, for interest accrued on the liability for unrecognized tax benefits and for issues identified in the Proof of Claim. As of December 31, 2011, the Company had accrued interest and penalties related to unrecognized tax benefits and the Adversary Proceeding of $105.3 million. Due to the uncertainties associated with litigation and the Adversary Proceeding, the Company is unable to predict the amount, if any, of the change in the gross unrecognized tax benefits balance in the next twelve months.